UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15c(d) of the
Securities Exchange Act of 1934

May 12, 2015
(Date of earliest event reported)

GRIFFIN INDUSTRIAL REALTY, INC.
(Exact name of registrant as specified in charter)

Delaware	06-0868496
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

Commission File Number	1-12879

One Rockefeller Plaza, New York, New York	10020
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number including Area Code	(212) 218-7910

Griffin Land & Nurseries, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 12, 2015, the Board of Directors of Griffin Land & Nurseries, Inc. (“Griffin” or the “Registrant”), adopted an amendment (the “Certificate of Amendment”) to its Amended and Restated Certificate of Incorporation to change the name of the Registrant from Griffin Land & Nurseries, Inc. to Griffin Industrial Realty, Inc. The Certificate of Amendment was filed with the Secretary of State of the State of Delaware on May 13, 2015, and it became effective immediately upon filing.  The Board of Directors of the Registrant also amended and restated the By-laws of the Registrant to reflect the name change, effective upon the effectiveness of the Certificate of Amendment. The Certificate of Amendment of Amended and Restated Certificate of Incorporation of Griffin Land & Nurseries, Inc. is filed as Exhibit 3.1 hereto, and the Amended and Restated By-laws is filed as Exhibit 3.2 hereto.

Item 5.07.	Submission of Matters to a Vote of Security Holders

(a)	Annual Meeting of Stockholders of Griffin Land & Nurseries, Inc.: May 12, 2015

(b)
Proposal 1: Election of Directors. The following persons were elected as Directors to serve until the 2016 Annual Meeting of Stockholders and until their successors are duly elected and qualified, representing all of the directors:

1) Mr. Winston J. Churchill, Jr. was elected a Director with 3,178,162 votes for and 1,835,681 votes withheld.

2)  Mr. Edgar M. Cullman, Jr. was elected a Director with 3,206,615 votes for and 1,807,228 votes withheld.

3)  Mr. David M. Danziger was elected a Director with 3,129,103 votes for and 1,884,740 votes withheld.

4) Mr. Frederick M. Danziger was elected a Director with 3,138,061 votes for and 1,875,782 votes withheld.

5) Mr. Thomas C. Israel was elected a Director with 3,048,266 votes for and 1,965,577 votes withheld.
6) Mr. Jonathan P. May was elected a Director with 3,178,534 votes for and 1,835,309 votes withheld.

7) Mr. Albert H. Small, Jr. was elected a Director with 3,178,162 votes for and 1,835,681 votes withheld.

Proposal 2: The selection of McGladrey LLP as Griffin’s independent registered public accountants for fiscal 2015 was ratified with 5,053,298 votes for, 20,688 votes against and 496 abstentions.

Proposal 3: The approval, on an advisory (non-binding) basis, of a resolution approving the compensation of Griffin’s named executive officers was approved with 4,973,751 votes for, 15,033 votes against and 25,059 abstentions.

Item 7.01.	Regulation FD Disclosure

On May 13, 2015, the Registrant issued a press release announcing that the name of the corporation had been changed from Griffin Land & Nurseries, Inc. to Griffin Industrial Realty, Inc.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is the Registrant’s press release dated May 13, 2015.

Item 9.01.	Financial Statements and Exhibits

Exhibit 3.1:	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Griffin Land & Nurseries, Inc.

Exhibit 3.2:	Amended and Restated By-Laws of Griffin Industrial Realty, Inc.

Exhibit 99.2:	Press release dated May 13, 2015 (attached hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFIN INDUSTRIAL REALTY, INC.

	By:	/s/ Anthony J. Galici
Anthony J. Galici
Vice President, Chief Financial Officer
and Secretary
Dated: May 13, 2015